INDEPENDENT CONTRACTOR/CONSULTING AGREEMENT
              BETWEEN SINGLE SOURCE FINANCIAL SERVICES CORPORATION
                                       AND
                              ONKAR HOLDINGS, INC.
                              DATED OCTOBER 3, 2001


     THIS AGREEMENT is made and entered into this 3rd day of October, 2001 by and between Single Source Financial Services Corporation (hereinafter "CLIENT"), with an office at 10780 Santa Monica Boulevard, Suite 240, Los Angeles, California 90025 and Onkar Holdings, Inc., a British Virgin Islands corporation whose address is P.O. Box 370, Hamilton HM, BX Bermuda (hereinafter "CONSULTANT").

                                    RECITALS

     WHEREAS, CLIENT, through its subsidiary, is engaged in the business of selling and leasing to merchants various types of equipment used to record and facilitate electronic financial transactions, including credit and debit card purchases, and is a publicly traded company listed on the OTC Bulletin Board.

     WHEREAS, CONSULTANT is in the business of providing general business consulting, including strategic business planning and identification of potential merger and acquisition candidates.

     WHEREAS, in the operation of CLIENT's business, CLIENT is in need of the services which CONSULTANT provides and wishes to enter into a business arrangement with CONSULTANT to provide such services.

     IN CONSIDERATION of the promises and mutual covenants hereby contained, it is hereby agreed as follows and will confirm the arrangements, terms and conditions pursuant to which the CONSULTANT has been retained to serve as a CONSULTANT and advisor to CLIENT on a nonexclusive basis. The undersigned hereby agrees to the following terms and conditions:

1.     Terms  of  Contract.

     This Agreement will become effective on October 3, 2001, and will continue in effect for a period of twelve (12) months unless earlier terminated pursuant to Section 5 of this Agreement.

2.     Services  to  be  performed  by  CONSULTANT.

     2.1     Duties  of  CONSULTANT.  CONSULTANT  agrees  to  provide  strategic
             ----------------------
planning to CLIENT. The CONSULTANT will provide such consulting services and advice pertaining to the CLIENT's business affairs as the CLIENT may from time to time reasonably request. Without limiting the generality of the foregoing, CONSULTANT will assist the CLIENT in preparation of its strategic business plan, expansion plans, and in developing, studying and evaluating world-wide merger and acquisitions proposals, prepare reports, assist with Internet websites, rental of databases, feature stories, analytical reports and studies thereon when advisable, and assist in negotiations and discussion pertaining thereto. The CONSULTANT shall (i) undertake such duties and exercise such powers in relation to the CLIENT and its business as the CLIENT's Board of Directors (the "Board") shall from time to time assign (within the parameters of the duties of the CONSULTANT set forth above), (ii) in the discharge of such duties and in the exercise of such powers observe and comply with all resolutions and directions from time to time made or given by the Board, and (iii) use its best efforts in the performance of its duties and in the promotion of the interests of the CLIENT. The CONSULTANT shall, during the term of this Agreement, follow the directions from time to time issued by the Board and in all respects and in accordance with the law, conform to and comply with the proper and reasonable directions and regulations given by the Board and use its utmost endeavors to promote the CLIENT's best interests and shall not disclose the private affairs of the CLIENT, or any secrets of the CLIENT, to any person other than the Board, save in the ordinary course of business, and shall not use for its own purposes, or for any purpose other than those of the CLIENT, any information it may acquire with respect to the CLIENT's affairs. The parties acknowledge and agree that CONSULTANTS efforts will be on a "best efforts" basis and that there is no guarantee that a successful transaction will take place.

     2.2     Independent  Contractor Status.  It is the express intention of the
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parties that CONSULTANT be an independent contractor and not an employee, agent, joint venture or partner of CLIENT. CLIENT shall have no right to and shall not control the manner or prescribe the method by which CONSULTANT performs the above-described services. CONSULTANT shall be entirely and solely responsible for its own actions and the sanctions of its agents, employees or partners while engaged in the performance of services required by the Agreement. Nothing in this Agreement shall be interpreted or construed as creating or establishing the relationship of employer and employee between CLIENT and CONSULTANT or any employee, agent or CONSULTANT. Both parties acknowledge that CONSULTANT is not an employee for state or federal income tax purposes and CONSULTANT specifically agrees that it shall be exclusively liable for the payment of all income taxes, or the state or federal charges that are due as a result of receipt of any consideration for the performance of services required by this Agreement. CONSULTANT agrees that any such consideration is not subject to withholding by the CLIENT for payment of any taxes and also directs CLIENT not to withhold any sums for the consideration paid to CONSULTANT for the services provided hereunder. CONSULTANT shall retain the right to perform services for others during the term of this Agreement. Nothing herein shall constitute CONSULTANT as an employee or agent of the CLIENT, except to such extent as might hereinafter be agreed, CONSULTANT shall not have the authority to obligate or commit the CLIENT in any manner whatsoever.

     2.3     Use  of  Employees.  CONSULTANT  may,  at  its own expense, use any
             ------------------
employee  in  the  performance  of  those  services.

     2.4     Available  Time.  CONSULTANT shall make available such time, as it,
             ---------------
in its sole discretion, shall deem appropriate for the performance of its obligations under this Agreement.

     2.5     Confidentiality.  CONSULTANT  agrees  that it shall not disclose to
             ---------------
any third party any nonpublic, proprietary or confidential information of CLIENT unless such third party has executed a non-disclosure agreement relating to such information (in a form acceptable to the CLIENT).

3.     Compensation

     3.1     Stock.  CLIENT  and  CONSULTANT agree that CONSULTANT shall receive
             -----
625,000 shares of CLIENT's common stock to be registered on a Form S-8 to be filed with the Securities and Exhchange Commission within ten (10) days of the date hereof. The shares will be delivered to CONSULTANT within fifteen (15) business days after this Agreement has been executed.

4.     Obligations  of  CLIENT

     4.1     Cooperation.  CLIENT  shall  provide  CONSULTANT with access to all
             -----------
documents reasonably necessary for the performance of CONSULTANT's duties under this Agreement.

     4.2     Payment.  CLIENT agrees to comply with payment schedule as outlined
             -------
in Section 3.1 above. In failing to do so CLIENT agrees and understands that immediate termination of this Agreement will apply as outlined in Section 5 below.

     4.3     Obligations.  Notwithstanding  anything  in  this  Agreement,  the
             -----------
CLIENT shall not be obligated to pursue any venture, transaction etc. brought to it by CONSULTANT in connection with CONSULTANT's services under this Agreement.

5.     Termination  of  Agreement

     5.1  This  Agreement  may  be  terminated:

          (a) by either party at any time for "just cause", immediately upon written notice to the other setting forth:

                   (i)       the  cause,
                   (ii)      the  date  of  such  notice,  and
                   (iii)     the  effective  date  of  termination;  and


          (b) by either party upon thirty (30) calendar days written notice to the other, setting forth:

                   (i)       the  date  of  such  notice,  and
                   (ii)      the  effective  date  of  such  termination.

     5.2 The term "just cause" contained in Section 5.1 hereof shall include, but not be limited to:

          (a)  a  material  breach  of  a provision of this Agreement;
          (b) any willful breach of duty or habitual neglect of duty by CONSULTANT;

          (c) the commencement of any investigation, or inquiry by any regulatory agency, Securities Exchange Commission, NASD and/or any exchange or market against the CONSULTANT; or
          (d) the CONSULTANT shall violate any law, ordinance, permit or regulation of any governmental entity.

     5.3 Upon the termination or expiration of this Agreement for any reason the CONSULTANT shall immediately return all documents, and copies of all CLIENT literature, licenses, and related documents in its possession with respect to the CLIENT.

5.4 On the effective date of termination, or the expiration, of this Agreement, the CONSULTANT will deliver to the CLIENT, in a reasonable state of repair, all property, both real and personal, owned, leased or bailed to the CONSULTANT and used by or in the possession of the CONSULTANT.

5.5 If this Agreement is terminated by the CLIENT for any reason during the first thirty (30) days, or for "just cause" by the CLIENT during the first sixty
(60) days, or without cause by the CONSULTANT during the first sixty (60) days, then the CONSULTANT shall return all compensation previously paid as per Section 3 above. Upon termination of this Agreement the CLIENT's obligations set forth in Section 3 above shall cease immediately.

6.     General  Provisions.

     6.1     Further  Acts.  Each  party  agrees to perform any further acts and
             -------------
execute and deliver any further documents that may be reasonably necessary to carry out the provisions and intent of this Agreement.

     6.2     Entire Agreement.  This Agreement contains the entire understanding
             ----------------
of the parties hereto with respect to the subject matter contained herein and may be amended only by a written instrument signed by the parties affected thereby, or their respective successors or assigns. This Agreement cancels and supersedes all prior agreements, if any, oral or written, between CLIENT and CONSULTANT.

     6.3     Severability.  If  any  provision  of  this Agreement shall be held
             ------------
invalid such invalidity shall not affect the other provision hereof, and to this extent the provisions of this Agreement are intended to be and shall be deemed severable.

     6.4     Counterparts.  This Agreement may be executed simultaneously in two
             ------------
or more counterparts, each of which shall be deemed an original by all of which together shall constitute on and the same instrument.

     6.5     Notices.  Any  notice  or other communication required or permitted
             -------
under this Agreement shall be sufficiently given if delivered personally or sent by registered or certified mail, postage prepaid and return receipt requested, to the address of the parties set forth in the first paragraph of this Agreement or at such address as may have been provided in like manner in writing to both of the parties to this Agreement. Any notice that is sent by mail under this Agreement shall be considered received on the date on which it is actually delivered to the premises of the party of whom it is properly addressed, such date to be conclusively evidenced by the date of the return receipt.

     6.6     Governing  Law;  Venue.  This  Agreement  shall  be  construed  in
             ----------------------
accordance with, and governed by the laws of the State of California. Venue for any cause of action shall be Los Angeles County, California.

     6.7     Attorney's  fees. If any party to this Agreement shall institute or
             ----------------
any action or proceeding to interpret or enforce this Agreement, or to obtain damages by reason of any alleged breach of this Agreement, the prevailing party shall be entitled to recover costs of suit or arbitration and a reasonable sum for attorneys fees, all of which shall be deemed to have accrued upon the commencement of such action.

     6.8     Assignment.  No party to this Agreement may assign this
             ----------
Agreement  or  its    right  or  obligations  hereunder without  the  written
consent  of  the  other.

     6.9     Headings.  The  heading  of  this Agreement are inserted solely for
             --------
the convenience of reference and are not part of, and are not intended to govern, limit or aid in the construction of any term or provision hereof.

     6.10    Pronouns.  All pronouns and any variations thereof shall be deemed
             --------
to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, person, entity or entities may require.

     6.11    Waiver. No waiver of any of the provisions of this Agreement shall
             ------
be  deemed,  or  shall constitute a waiver of any other provision, nor shall any
waiver  constitute  a  continuing  waiver.   No  waiver  shall be binding unless
executed  in  writing  by  the  party  making  the  waiver.

     6.12    Acknowledgment  Concerning  Counsel.  Each party acknowledges that
             -----------------------------------
it had the opportunity to employ separate and independent counsel of its own choosing in connection with this Agreement.

     6.15    Compliance  with  Securities  Laws.  Nothing  in  this
             ----------------------------------
contract shall require CONSULTANT to undertake to engage in any activities on behalf of CLIENT that would require its registration under the federal or state securities laws in any capacity.

     6.16    Indemnification.  CLIENT  and  CONSULTANT  AGREE  TO MUTUALLY
              ---------------
indemnify and hold harmless EACH OTHER and its officers, directors, agents and employees against any expenses which may be incurred by CLIENT or CONSULTANT as a result of statements made by EITHER PARTY that are inaccurate or misleading.

     6.17    Representations of CONSULTANT.  The CONSULTANT represents and
             -----------------------------
warrants as  follows:

          (a) CONSULTANT is an accredited investor within the meaning of Regulation D promulgated under the Securities Act of 1933 (the "SECURITIES ACT");

          (b) CONSULTANT has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the Client and has the capacity to protect its own interest in connection with the acquisition of the common stock;

          (c) CONSULTANT has the financial ability to bear the economic risk of its investment, has adequate means for providing for its current needs and foreseeable contingencies, has no need now, and anticipates no need in the foreseeable future, to sell the common stock, is able to hold the common stock for an indefinite period of time and can afford a complete loss of the common stock (and that its overall commitment to investments, including this one, which are not readily marketable is not disproportionate to its net worth, and that this investment will not cause its commitment to become excessive);

          (d) CONSULTANT is acquiring the common stock for it's own account, for investment purposes only, and not with a view to or for sale in connection with any resale or distribution of such securities in violation of the Securities Act and no other person will have any direct or indirect beneficial interest in or right to the common stock.

          (e) CONSULTANT will provide bona fide services to the CLIENT and the services are not in connection with the offer or sale of CLIENT securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the CLIENT's securities.

          (f) CONSULTANT is an entity wholly-owned by the individual who is rendering consulting services to the CLIENT.

          (g) CONSULTANT will not draft or release, or otherwise provide information to be used in, any publication or press release concerning the CLIENT without the CLIENT's express written permission.

          (h) CONSULTANT has the full power and legal ability to enter into the transactions contemplated by this Agreement and is not the subject of any claim or action or a party to any agreement which would impair or prohibit its ability, or require the consent of any other person to complete its commitments under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by CONSULTANT and is the valid and binding obligation of CONSULTANT, enforceable against CONSULTANT in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, and other similar laws relating to or affecting creditors rights generally and by general equitable principles.



IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CLIENT:          SINGLE  SOURCE  FINANCIAL  SERVICES  CORPORATION

ACCEPTED  BY:    Arnold  F.  Sock
                 President

                 /s/ Arnold F. Sock
                 ______________________________________________
                 Signature


CONSULTANT:      ONKAR  HOLDINGS,  INC.

ACCEPTED  BY:
                 Managing  Director

                 ______________________________________________

                 Signature